Exhibit No. 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Digex, Incorporated (the “Company”) on Form 10-Q for the quarter ended September 30, 2003 (the “Report”), I, George L. Kerns, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ GEORGE L. KERNS

George L. Kerns

Date:    November 14, 2003

This certification is, to the extent permitted by law, provided by the above signatory to the extent of his knowledge.